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                             AIM ADVISOR FUNDS, INC.


                      Supplement dated September 23, 1997,
                     to the Prospectus dated August 4, 1997



         On September 19, 1997, the Board of Directors approved a proposal to merge AIM Advisor Cash Management Fund ("Cash Management") into AIM Money Market Fund ("Money Market"), a portfolio of AIM Funds Group ("AFG"), and to merge AIM Advisor Income Fund ("Income Fund") into AIM Intermediate Government Fund ("Intermediate Government"), another portfolio of AFG. Shareholders of Cash Management and Income Fund will receive solicitation material in the mail and will be asked to vote on this proposal at Special Meetings of Shareholders on or about February 17, 1998. If the merger proposal is approved by the shareholders of a fund, the shareholders of that fund will receive shares of the appropriate AFG portfolio with a net asset value equal to that of their current shares. No sales charges will be assessed, nor will any federal income taxes be due, as a result of these transactions. Shareholders of Cash Management will receive Cash Reserve shares of Money Market, Class A shareholders of Income Fund will receive Class A shares of Intermediate Government and Class C shareholders of Income Fund will receive Class C shares of Intermediate Government.

         The first and second sentences in the first paragraph under the caption "Additional Risk Factors and Policies Relevant to the Funds - Foreign Securities" on page 16 are deleted and replaced in their entirety by the following:

                  "The MULTIFLEX FUND, INTERNATIONAL VALUE FUND and REAL ESTATE FUND may invest directly in foreign equity securities and the REAL ESTATE FUND, LARGE CAP VALUE FUND, FLEX FUND, MULTIFLEX FUND and INTERNATIONAL VALUE FUND may invest in foreign securities represented by ADRs, as described below. The MULTIFLEX FUND, INTERNATIONAL VALUE FUND and REAL ESTATE FUND may also invest in foreign currency-denominated fixed income securities."

         The first paragraph under the caption "Additional Risk Factors and Policies Relevant to the Funds - Mortgage-Related Securities" on page 18 is deleted and replaced in its entirety by the following:

                  "As described under "Investment Objectives and Policies," the INCOME FUND may invest in mortgage pass-through securities and CMOs, and the MULTIFLEX FUND and REAL ESTATE FUND may invest in mortgage-related securities, including CMOs and mortgage-backed bonds, and asset-backed securities."

         The following information replaces in its entirety the discussion appearing under the heading "Portfolio Managers - MultiFlex Fund" on page 23 of the Prospectus.


"Robert S. Slotpole                      Senior Vice President, Director of
Portfolio Manager                        Equities and Portfolio Manager,
                                         IMR (June 1993 to present); Portfolio
                                          Manager, Hamilton Partners
                                         (February 1992 to June 1993); Vice
                                         President and Portfolio Manager, The
                                         First Boston Corporation (May 1985 to
                                         February 1992). Mr. Slotpole is
                                         responsible for the asset allocation
                                         decisions regarding the Fund's
                                         investments in its five asset classes.
                                         Mr. Slotpole is assisted by a team of
                                         portfolio managers, each of whom
                                         specializes in one of the asset classes
                                         in which the Fund may invest. Each
                                         portfolio manager is also responsible
                                         for the security selection in his asset
                                         class within the overall asset
                                         allocation parameters and security
                                         selection methodologies established by
                                         IMR. Mr. Slotpole has managed the
                                         MULTIFLEX FUND since July 1, 1994.

Daniel A. Kostyk                         Portfolio Manager and Quantitative
Assistant Portfolio Manager              Analyst, IMR (June 1995 to present);
                                         Engineering Economic Analyst, Fluor
                                         Daniel Inc. (October 1984 to May 1995).
                                         Mr. Kostyk has assisted in managing the
                                         MULTIFLEX FUND since June 1995."